FIST1 P-1
                         SUPPLEMENT DATED JUNE 30, 2002
                              TO THE PROSPECTUS OF
                       FRANKLIN INVESTORS SECURITIES TRUST
    (FRANKLIN CONVERTIBLE SECURITIES FUND, FRANKLIN EQUITY INCOME FUND AND
         FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND)
                               DATED MARCH 1, 2002

Effective July 1, 2002 the prospectus is amended as follows:

I. The management section of Franklin Convertible Securities Fund on page 11 is replaced with the following:

       MANAGEMENT
------------------

       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $275 billion in assets.

       The team responsible for the Fund's management is:

       EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
       Mr. Jamieson has been a manager of the Fund since 1987. He joined Franklin Templeton Investments in 1987.

       ALAN E. MUSCHOTT CFA, VICE PRESIDENT OF ADVISERS
       Mr. Muschott has been a manager of the Fund since July 2002. He joined Franklin Templeton Investments in 1998.

       EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
       Mr. Perks has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1992.

       RAYMOND CHAN CFA, PORTFOLIO MANAGER OF ADVISERS
       Mr. Chan has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1996.

       The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2001, the Fund paid 0.56% of its average monthly net assets to the manager for its services.

                  Please keep this supplement for future reference.